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SUPER LUBRICANTS

                                                                   EXHIBIT 10.15

                         CONFIDENTIAL PORTIONS OMITTED

                         SPONSORSHIP LETTER OF INTENT

This document shall represent a letter of mutual intent entered between Prolong Super Lubricants, Inc. and Joe Nemechek dba Nemco Motorsports. It is further agreed that this document shall serve as an interim binding agreement, with a complete and formal contract accurately reflecting the terms herein forthcoming.

It is agreed that Prolong Super Lubricants shall be an associate sponsor for Joe Nemechek/Nemco Motorsports up to fifteen (15) 1998 NASCAR Busch Grand National
                                 ---------------------------------------------
events.
-------

In exchange for the above, the following is further agreed:
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Prolong Super Lubricants to provide:
------------------------------------

 . $[ * ] payable in two (2) installments

 . $[ * ] (retail value) in Prolong Super Lubricants products

 . Performance bonus for race finishes in positions One through Three.
  NOTE:  Monetary terms negotiable, to be mutually determined

Joe Nemechek/Nemco Motorsports to provide:
------------------------------------------

 . Logo signage in area behind door and in front of rear tire opening, both sides of car

 . Color logo signage in one (1) other location (rear spoiler or other, TBD)

 . Driver and team uniform logo identity

 . One (1) free personal appearance, additionals, if any, @ $[ * ]

 . Logo identity on dashboard visible to in-car camera (if applicable)

 . Right to feature driver, race car likeness in Prolong Super Lubricants advertisements

 . Prolong logo identity on team transporter, pit equipment


/s/ Jerry Grant                        /s/ Joe Nemechek             2-13-97
-----------------------------          ---------------------------  -------
Jerry Grant, Prolong Super             Joe Nemchek, Nemco           Date
Lubricants                             Motorsports
Vice President, Motorsports            Owner/Driver

Joe Nemechek
Brian Pattie
Crew Chief

P.O. Box 177
Mooresville, NC 28115        Shipping Address
(704) 664-4287               S. Iredell Ind. Park Rd. #7
FAX (704) 664-9587           Mooresville, NC 28115

6 THOMAS     IRVINE, CA 92618      PHONE:  714-587-2700      FAX:  714-587-2701

     *  CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH
        THE COMMISSION.